SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): November 4, 1996 (November 4, 1996)


                           MULTI-MARKET RADIO, INC.
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              (Exact name of registrant as specified in charter)


              Delaware                                0-22080                                13-3707697
     ----------------------------                -------------------               -------------------------------
     (State or Other Jurisdiction               (Commission File No.)             (IRS Employer Identification No.)
           of Incorporation)


150 East 58th Street, 19th Floor, New York, New York            10155
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9150


                                      N/A
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        (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS


         The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        99.1 Press release, dated November 4, 1996, of Multi-Market Radio, Inc.






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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                     MULTI-MARKET RADIO, INC.



                                     By: /s/ Jerry D. Emlet
                                         ---------------------------------
                                         Name:    Jerry D. Emlet
                                         Title:   Chief Financial Officer


Date:    November 4, 1996

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                                 EXHIBIT INDEX

EXHIBIT      DESCRIPTION
-------      -----------
99.1         Press release, dated November 4, 1996, of Multi-Market Radio, Inc.


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